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                                                                    Exhibit 10.6

                      MAINCONTROL, INC. 2000 EQUITY PLAN
                         (Effective as of      , 2000)

1. Purposes

      The purposes of the MAINCONTROL, INC. 2000 EQUITY PLAN (the "Plan") are to attract, retain and motivate key employees of the Company, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of Common Stock.

2. Definitions

      For purposes of the Plan, the following terms shall be defined as follows:

      "Administrator" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

      "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units, Other Awards or Non-Employee Director Options.

      "Award Agreement" means a written document approved in accordance with
Section 3 which sets forth the terms and conditions of the Award to the Participant. An Award Agreement may be in the form of (i) an agreement between MAINCONTROL, INC. or one of its Subsidiaries which is executed by an officer on behalf of MAINCONTROL, INC. or such Subsidiary and is signed by the Participant or (ii) a certificate issued by MAINCONTROL, INC. or one of its Subsidiaries which is executed by an officer on behalf of MAINCONTROL, INC. or such Subsidiary but does not require the signature of the Participant.

      "Board" means the Board of Directors of the Company.

      "Cause" means (i) a violation by the Participant of any of the terms and provisions of any agreement between the Participant and the Company; (ii) dishonesty, fraud, embezzlement or willful disloyalty of the Participant;
(iii) the Participant being convicted of a felony; and (iv) gross negligence by the Participant in the performance of any material responsibility assigned to him by the Company or required by the law or the Company's by-laws.

      "Change in Control" means either of the following stockholder-approved transaction to which the Company is a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person's holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in a complete liquidation or dissolution of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

      "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two individuals and shall serve at the pleasure of the Board.

      "Common Stock" means the Common Stock, par value $.001 per share, of MAINCONTROL, INC.

      "Company" means MAINCONTROL, INC. and its Subsidiaries.

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      "Eligible Individuals" means the individuals described in Section 6 who are eligible for Awards under the Plan.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

      "Fair Market Value" means, with respect to a share of Common Stock on any given date shall be determined in accordance with the following provisions: (i) if the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the fair market value thereof as of the relevant date of determination, shall be determined in accordance with a valuation methodology approved by the Committee; or (ii) if the Common Stock is at the time listed on the Nasdaq National Market, the fair market value of a share of Common Stock shall equal the average of the highest and the lowest quoted selling price of a share of Common Stock on the Nasdaq National Market, or such other domestic securities exchange as may be designated by the Committee, or in the event that the Common Stock is not listed for trading on a domestic securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

      "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

      "MAINCONTROL" means MAINCONTROL, INC., a Delaware corporation.

      "1996 Plan" means the MAINCONTROL, INC. 1996 Stock Option Plan, as amended from time to time.

      "Non-Employee Director Options" means the Stock Options described in
Section 14 of the Plan.

      "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

      "Other Award" means any other form of award authorized under Section 13 of the Plan.

      "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

      "Performance Unit" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof.

      "Restricted Stock Unit " means a restricted stock unit granted to an Eligible Individual pursuant to Section 11 hereof.

      "Restoration Option" means a Stock Option that is awarded upon the exercise of a Stock Option earlier awarded under the Plan (an "Underlying Option") for which the exercise price is paid in whole or in part by tendering shares of Common Stock previously owned by the Participant, where such Restoration Option (i) covers a number of shares of Common Stock no greater than the number of previously owned shares tendered in payment of the exercise price of the Underlying Option plus the number of shares withheld to pay taxes arising upon such exercise, (ii) the expiration date of the Restoration Option is no later than the expiration date of the Underlying Option and (iii) the exercise price per share of the Restoration Option is no less than the Fair Market Value per share of Common Stock on the date of exercise of the Underlying Option.

      "Stock Appreciation Right" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

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      "Stock Award" means a share of Common Stock granted to an Eligible
Individual for no consideration other than the provision of services or offer for sale to an Eligible Employee at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

      "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 or 14 hereof, which Award may be either an Incentive Stock Option or a Nonqualified Stock Option.

      "Subsidiary" means (i) a corporation or other entity with respect to which MAINCONTROL, INC., directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which MAINCONTROL, INC., directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

      "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

3. Administration of the Plan

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

          (i) to select Participants from the Eligible Individuals;

          (ii) to make Awards in accordance with the Plan;

          (iii) to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

          (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant's termination of employment or service with the Company, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award;

          (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards;

          (vi) to construe and interpret any Award Agreement delivered under the Plan;

          (vii) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

          (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (x) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (xi) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

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      (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.
      (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

      (d) Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

      (e) Liability of Committee. No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Restated Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

      (f) Action by the Board. Anything in the Plan to the contrary notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4. Effective Date and Term

      The Plan shall become effective upon its adoption by the Board, subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after the tenth anniversary of the date of stockholder approval.

5. Shares of Common Stock Subject to the Plan

      (a) General. Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan (the "Section 5 Limit") shall not exceed, in the aggregate, 10,000,000 less shares of Common Stock previously granted under 1996 Plan. Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof.

      (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Section 5 Limit and again be available for Awards:

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          (x) The number of shares tendered to pay the exercise price of a
    Stock Option or other Award; and

      (y) The number of shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award.

      In addition, any shares issued underlying Substitute Awards shall not be counted against the Section 5 Limit and shall not be subject to Section 5(c) below.

      (c) Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 15(b) below, the following special limits shall apply to shares of Common Stock available for Awards under the
Plan:

          (i) The maximum number of shares that may be issued in the form of Stock Awards, or issued upon settlement of Restricted Stock Units or Other Awards, shall equal 1,000,000 shares, of which no more than a number of shares equal to 10% of the Section 5 Limit shall be in the form of Other Awards, provided, however, that any such Stock Awards, Restricted Stock Units or Other Awards that are issued in lieu of cash compensation that otherwise would be paid to a Participant, or in satisfaction of any other obligation owed by the Company to a Participant, shall not be counted against such limitation; and

          (ii) The maximum number of shares of Common Stock that may be subject to Stock Options or Stock Appreciation Rights granted to any Eligible Individual in any fiscal year of the Company shall equal 1,250,000 shares plus any shares which were available under this Section 5(c)(ii) for Awards of Stock Options or Stock Appreciation Rights to such Eligible individual in any prior fiscal year but which were not covered by such Awards.

6. Eligible Individuals

      Awards may be granted by the Committee to individuals ("Eligible Individuals") who are officers, non-employee directors (which awards are provided for in Section 14 of the Plan) or other key employees of the Company. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

7. Awards in General

      (a) Types of Award and Award Agreement. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

      (b) Terms Set Forth in Award Agreement. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate
(i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or other Award first becomes exercisable.

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      (c) Termination of Employment and Change in Control. Immediately prior to any Change in Control, fifty percent (50%) of the outstanding Awards shall become vested in full (and the remaining Awards shall continue to vest over the remaining vesting period at the same rate provided in the documents evidencing the Award), provided that this percentage will increase to one hundred percent (100%) if the Participant holding the Award is terminated without Cause from employment or service by the successor corporation within one year following the consummation of the Change in Control and if pooling of interest accounting treatment for the Change in Control is not precluded by this increased percentage.

      (d) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Awards, which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

8. Stock Options

      (a) Terms of Stock Options Generally. A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option, provided that no Stock Option shall vest sooner than one year from the date of grant (subject to early vesting, if so provided by the Committee, upon death, disability, termination of employment or change in control of the Company), but provided, further, that such minimum vesting period shall not apply to any Restoration Option.

      (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or it the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 15(b) below, the exercise price per share of Common Stock applicable to a Stock Option may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Option with a subsequently awarded Stock Option. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:

          (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over

          (ii) the aggregate exercise price thereof,

does not exceed the excess of:

          (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv) the aggregate exercise price of such shares.

      (c) Option Term. The term of each Stock Option shall be fixed by the Committee and shall not exceed ten years from the date of grant.

      (d) Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares (but such previously owned shares must owned by the holder for at least six months) or a combination thereof and, if the applicable Award

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Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option. In addition, the Committee may permit Participants to exercise Stock Options prior to the time that such options become vested and the shares of Common Stock issuable upon such exercises shall be subject to such restrictions and requirements as the Committee may determine in its sole discretion, including, without limitation, restrictions on transferability, vesting restrictions and requirements that the shares be resold to the Company.

9. Stock Appreciation Rights

      (a) General. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Agreement. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 9(b) below, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 15(b) below, the exercise price per share of Common Stock subject to a Stock Appreciation Right may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Appreciation Right with a subsequently awarded Stock Appreciation Right. Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares having an aggregate value as of the date of exercise equal to such amount.

      (b) Stock Appreciation Rights in Tandem with Stock Options. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise.

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10. Stock Awards

      (a) General. A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Agreement.

      (b) Distributions. Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11. Restricted Stock Units

      An Award of Restricted Stock Units shall consist of a grant of units, each of which represents the right of the Participant to receive one share of Common Stock, subject to the terms and conditions established by the Committee in connection with the Award and set forth in the applicable Award Agreement. Upon satisfaction of the conditions to vesting and payment specified in the applicable Award Agreement, Restricted Stock Units will be payable, at the discretion of the Committee, in Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Stock Units, or in a combination of Common Stock and cash. Restricted Stock Units that are granted in respect of individual or corporate performance shall vest no sooner than one year from the date of grant, and Restricted Stock Units that are granted in connection with hiring or retention arrangements between the Company and a Participant shall vest no sooner than three years from the date of grant (subject, in either such case, to early vesting, if so provided by the Committee, upon death, disability, termination of employment or a change in control of the Company).

12. Performance Units

      Performance units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Agreement relating to such Performance Units. Performance Units may be paid in Common Stock, cash or a combination of Common Stock and cash, as the Committee may determine.

13. Other Awards

      The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14. Non-Employee Director Options

      (a) Grants of Directors Stock Options. As of the date that a director who is not an employee of the Company (a "Non-Employee Director") is elected to the Board, each Non-Employee Director shall be automatically granted a Nonqualified Stock Option to purchase 60,000 shares of Common Stock. All such Options granted to Non-Employee Directors shall hereinafter be referred to as Non-Employee Director Stock Options.

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      (b) Option Price; Vesting. All Non-Employee Director Stock Options shall have an exercise price per share equal to the Fair Market Value of a share of Common Stock on the date of grant. Each grant of Non-Employee Director Stock Options shall vest and become exercisable at a rate of 25% on the first anniversary directly following the date of grant and thereafter, such Non-Employee Director Stock Options shall vest and become exercisable on a monthly basis at an annual rate of 25% as of each of the second, third and fourth anniversaries following the date of grant, subject to expiration under the circumstances described in Section 14(c).

      (c) Term; Expiration. The term of each Non-Employee Director Option ("Term"), after which each such option shall expire, shall be ten years from the date of grant. If prior to the expiration of the Term of a Non-Employee Director Stock Option, the Non-Employee Director shall cease to be a member of the Board for any reason other than his death or disability, the Non-Employee Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Stock Option, a Non-Employee Director shall cease to be a member of the Board by reason of his death or Disability, the Non-Employee Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. Notwithstanding the above, the Board may in its discretion, accelerate the vesting of a Non-Employee Director Stock Option upon a Non-Employee Director's ceasing to be a member of the Board of under such circumstances as the Board shall determine. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

      (d) Non-Employee Director Stock Option Agreement. Each Non-Employee Director Stock Option shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee.

      (e) Nontransferability; Exclusive Grant. Non-Employee Director Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him.

15. Certain Restrictions

      (a) Transfers. Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee may in its discretion permit transfers of Awards other than those contemplated by this Section.

      (b) Exercise. During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with
Section 15(a).

16. Recapitalization or Reorganization

      (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other

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change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Agreement, the number and kind of shares authorized for issuance under Section 5(a) above, including the maximum number of shares available under the special limits provided for in Section 5(c) above, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

17. Amendments

      The Board or Committee may at any time and from time to time alter, amend, suspend or amend the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and provided further, that, except as contemplated by Section 16(b) above, the Board or Committee may not, without the approval of the Company's stockholders, increase the maximum number of shares issuable under the Plan or reduce the exercise price of a Stock Option or Stock Appreciation Right. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

18. Miscellaneous

      (a) Tax Withholding. The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy the minimum Federal, state or local tax withholding requirements, if any. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any Federal, state or local taxes required to be withheld with respect to such payments. In the case of an Award payable in shares of Common Stock, the Company may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may establish from time to time.

      (b) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company any right to continued employment with the Company or

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interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

      (c) Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs.

      (d) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

      (e) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

      (f) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

      (g) Compliance with Rule 16b-3. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

      (h) Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

      (i) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

      (j) Application of Funds. The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

      (k) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.


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